Exhibit 10.7

***Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and is the type the registrant treats as private or confidential. Such omitted information is indicated by brackets (“[Redacted]”) in this exhibit.***

Spousal Consent

I, Chen Yong (ID card number of the People’s Republic of China: [Redacted]), am the legal spouse of Ding Jie (ID card number of the People’s Republic of China: [Redacted]). I hereby unconditionally and irrevocably agree on September 5, 2018 to Ding Jie’s execution of the following documents (“the Restructuring Documents”) on September 5, 2018 and the disposal of the equity of Jiangsu Yunxuetang Network Technology Co., Ltd. (“the Domestic Company”) held by and registered in the name of Ding Jie in accordance with the following documents:

(1)

The Equity Interest Pledge Agreement entered into by Yunxuetang Information Technology (Jiangsu) Co., Ltd. (the “WFOE”), Lu Xiaoyan, Ding Jie, Wu Bin, Li Xue, Chen Hongbo, Xu Naihan, Suzhou New Zhiyun Enterprise Management Consulting Center (limited partnership), Suzhou Dazhi Qihong Enterprise Management Consulting Center (limited partnership), Beijing Langmafeng Venture Capital Management Co., Ltd., Shanghai Zendai Himalaya Network Technology Co., Ltd., Shen Jinhua, Gao Qi and the Domestic Company;

(2)

The Exclusive Option Agreement entered into by the WFOE, Lu Xiaoyan, Ding Jie, Wu Bin, Li Xue, Chen Hongbo, Xu Naihan, Suzhou New Zhiyun Enterprise Management Consulting Center (limited partnership), Suzhou Dazhi Qihong Enterprise Management Consulting Center (limited partnership), Beijing Langmafeng Venture Capital Management Co., Ltd., Shanghai Zendai Himalaya Network Technology Co., Ltd., Shen Jinhua, Gao Qi and the Domestic Company; and

(3)

The Power of Attorney Agreement entered into by the WFOE, Lu Xiaoyan, Ding Jie, Wu Bin, Li Xue, Chen Hongbo, Xu Naihan, Suzhou New Zhiyun Enterprise Management Consulting Center (limited partnership), Suzhou Dazhi Qihong Enterprise Management Consulting Center (limited partnership), Beijing Langmafeng Venture Capital Management Co., Ltd., Shanghai Zendai Himalaya Network Technology Co., Ltd., Shen Jinhua, Gao Qi and the Domestic Company.

I undertake that I will not make any claims with respect to the equity held by Ding Jie in the Domestic Company, including but not limited to the claim that such equity constitutes the property or common property between me and my spouse. I hereby unconditionally and irrevocably waive any right or interest that may be granted to me by any applicable law in respect of such equity. I further acknowledge that Ding Jie does not need my further authorization or consent to perform, further amend or terminate the Restructuring Documents.

I undertake that I will execute all the necessary documents and take all action to ensure the proper performance of the Restructuring Documents (as amended from time to time).

I agree and undertake that if I acquire any equity of the Domestic Company held by Ding Jie for any reason, I shall be bound by the Restructuring Documents (as amended from time to time), and comply with the obligations under the Restructuring Documents (as amended from time to time) as a shareholder of the Domestic Company, and for this purpose, once requested by the WFOE, I shall execute the written documents in substantially the same form and content as the Restructuring Documents (as amended from time to time).

(No text below)

[Signature page of Spousal Consent below]

Promiser: Chen Yong (Spouse of Ding Jie)

Signature: Chen Yong

Spousal Consent

I, Huang Ling (ID card number of the People’s Republic of China: [Redacted]), am the legal spouse of Wu Bin (ID card number of the People’s Republic of China: [Redacted]). I hereby unconditionally and irrevocably agree on September 5, 2018 to Wu Bin’s execution of the following documents (“the Restructuring Documents”) on September 5, 2018 and the disposal of the equity of Jiangsu Yunxuetang Network Technology Co., Ltd. (“the Domestic Company”) held by and registered in the name of Wu Bin in accordance with the following documents:

(1)

The Equity Interest Pledge Agreement entered into by Yunxuetang Information Technology (Jiangsu) Co., Ltd. (the “WFOE”), Lu Xiaoyan, Ding Jie, Wu Bin, Li Xue, Chen Hongbo, Xu Naihan, Suzhou New Zhiyun Enterprise Management Consulting Center (limited partnership), Suzhou Dazhi Qihong Enterprise Management Consulting Center (limited partnership), Beijing Langmafeng Venture Capital Management Co., Ltd., Shanghai Zendai Himalaya Network Technology Co., Ltd., Shen Jinhua, Gao Qi and the Domestic Company;

(2)

The Exclusive Option Agreement entered into by the WFOE, Lu Xiaoyan, Ding Jie, Wu Bin, Li Xue, Chen Hongbo, Xu Naihan, Suzhou New Zhiyun Enterprise Management Consulting Center (limited partnership), Suzhou Dazhi Qihong Enterprise Management Consulting Center (limited partnership), Beijing Langmafeng Venture Capital Management Co., Ltd., Shanghai Zendai Himalaya Network Technology Co., Ltd., Shen Jinhua, Gao Qi and the Domestic Company; and

(3)

The Power of Attorney Agreement entered into by the WFOE, Lu Xiaoyan, Ding Jie, Wu Bin, Li Xue, Chen Hongbo, Xu Naihan, Suzhou New Zhiyun Enterprise Management Consulting Center (limited partnership), Suzhou Dazhi Qihong Enterprise Management Consulting Center (limited partnership), Beijing Langmafeng Venture Capital Management Co., Ltd., Shanghai Zendai Himalaya Network Technology Co., Ltd., Shen Jinhua, Gao Qi and the Domestic Company.

I undertake that I will not make any claims with respect to the equity held by Wu Bin in the Domestic Company, including but not limited to the claim that such equity constitutes the property or common property between me and my spouse. I hereby unconditionally and irrevocably waive any right or interest that may be granted to me by any applicable law in respect of such equity. I further acknowledge that Wu Bin does not need my further authorization or consent to perform, further amend or terminate the Restructuring Documents.

I undertake that I will execute all the necessary documents and take all action to ensure the proper performance of the Restructuring Documents (as amended from time to time).

I agree and undertake that if I acquire any equity of the Domestic Company held by Wu Bin for any reason, I shall be bound by the Restructuring Documents (as amended from time to time), and comply with the obligations under the Restructuring Documents (as amended from time to time) as a shareholder of the Domestic Company, and for this purpose, once requested by the WFOE, I shall execute the written documents in substantially the same form and content as the Restructuring Documents (as amended from time to time).

(No text below)

[Signature page of Spousal Consent below]

Promiser: Huang Ling (Spouse of Wu Bin)

Signature: Huang Ling

Spousal Consent

I, Ren Qiaohong (ID card number of the People’s Republic of China: [Redacted]), am the legal spouse of Chen Hongbo (ID card number of the People’s Republic of China: [Redacted]). I hereby unconditionally and irrevocably agree on September 5, 2018 to Chen Hongbo’s execution of the following documents (“the Restructuring Documents”) on September 5, 2018 and the disposal of the equity of Jiangsu Yunxuetang Network Technology Co., Ltd. (“the Domestic Company”) held by and registered in the name of Chen Hongbo in accordance with the following documents:

(1)

The Equity Interest Pledge Agreement entered into by Yunxuetang Information Technology (Jiangsu) Co., Ltd. (the “WFOE”), Lu Xiaoyan, Ding Jie, Wu Bin, Li Xue, Chen Hongbo, Xu Naihan, Suzhou New Zhiyun Enterprise Management Consulting Center (limited partnership), Suzhou Dazhi Qihong Enterprise Management Consulting Center (limited partnership), Beijing Langmafeng Venture Capital Management Co., Ltd., Shanghai Zendai Himalaya Network Technology Co., Ltd., Shen Jinhua, Gao Qi and the Domestic Company;

(2)

The Exclusive Option Agreement entered into by the WFOE, Lu Xiaoyan, Ding Jie, Wu Bin, Li Xue, Chen Hongbo, Xu Naihan, Suzhou New Zhiyun Enterprise Management Consulting Center (limited partnership), Suzhou Dazhi Qihong Enterprise Management Consulting Center (limited partnership), Beijing Langmafeng Venture Capital Management Co., Ltd., Shanghai Zendai Himalaya Network Technology Co., Ltd., Shen Jinhua, Gao Qi and the Domestic Company; and

(3)

The Power of Attorney Agreement entered into by the WFOE, Lu Xiaoyan, Ding Jie, Wu Bin, Li Xue, Chen Hongbo, Xu Naihan, Suzhou New Zhiyun Enterprise Management Consulting Center (limited partnership), Suzhou Dazhi Qihong Enterprise Management Consulting Center (limited partnership), Beijing Langmafeng Venture Capital Management Co., Ltd., Shanghai Zendai Himalaya Network Technology Co., Ltd., Shen Jinhua, Gao Qi and the Domestic Company.

I undertake that I will not make any claims with respect to the equity held by Chen Hongbo in the Domestic Company, including but not limited to the claim that such equity constitutes the property or common property between me and my spouse. I hereby unconditionally and irrevocably waive any right or interest that may be granted to me by any applicable law in respect of such equity. I further acknowledge that Chen Hongbo does not need my further authorization or consent to perform, further amend or terminate the Restructuring Documents.

I undertake that I will execute all the necessary documents and take all action to ensure the proper performance of the Restructuring Documents (as amended from time to time).

I agree and undertake that if I acquire any equity of the Domestic Company held by Chen Hongbo for any reason, I shall be bound by the Restructuring Documents (as amended from time to time), and comply with the obligations under the Restructuring Documents (as amended from time to time) as a shareholder of the Domestic Company, and for this purpose, once requested by the WFOE, I shall execute the written documents in substantially the same form and content as the Restructuring Documents (as amended from time to time).

(No text below)

[Signature page of Spousal Consent below]

Promiser: Ren Qiaohong (Spouse of Chen Hongbo)

Signature: Ren Qiaohong

Spousal Consent

I, Liu Wenshan (ID card number of the People’s Republic of China: [Redacted]), am the legal spouse of Xu Naihan (ID card number of the People’s Republic of China: [Redacted]). I hereby unconditionally and irrevocably agree on September 5, 2018 to Xu Naihan’s execution of the following documents (“the Restructuring Documents”) on September 5, 2018 and the disposal of the equity of Jiangsu Yunxuetang Network Technology Co., Ltd. (“the Domestic Company”) held by and registered in the name of Xu Naihan in accordance with the following documents:

(1)

The Equity Interest Pledge Agreement entered into by Yunxuetang Information Technology (Jiangsu) Co., Ltd. (the “WFOE”), Lu Xiaoyan, Ding Jie, Wu Bin, Li Xue, Chen Hongbo, Xu Naihan, Suzhou New Zhiyun Enterprise Management Consulting Center (limited partnership), Suzhou Dazhi Qihong Enterprise Management Consulting Center (limited partnership), Beijing Langmafeng Venture Capital Management Co., Ltd., Shanghai Zendai Himalaya Network Technology Co., Ltd., Shen Jinhua, Gao Qi and the Domestic Company;

(2)

The Exclusive Option Agreement entered into by the WFOE, Lu Xiaoyan, Ding Jie, Wu Bin, Li Xue, Chen Hongbo, Xu Naihan, Suzhou New Zhiyun Enterprise Management Consulting Center (limited partnership), Suzhou Dazhi Qihong Enterprise Management Consulting Center (limited partnership), Beijing Langmafeng Venture Capital Management Co., Ltd., Shanghai Zendai Himalaya Network Technology Co., Ltd., Shen Jinhua, Gao Qi and the Domestic Company; and

(3)

The Power of Attorney Agreement entered into by the WFOE, Lu Xiaoyan, Ding Jie, Wu Bin, Li Xue, Chen Hongbo, Xu Naihan, Suzhou New Zhiyun Enterprise Management Consulting Center (limited partnership), Suzhou Dazhi Qihong Enterprise Management Consulting Center (limited partnership), Beijing Langmafeng Venture Capital Management Co., Ltd., Shanghai Zendai Himalaya Network Technology Co., Ltd., Shen Jinhua, Gao Qi and the Domestic Company.

I undertake that I will not make any claims with respect to the equity held by Xu Naihan in the Domestic Company, including but not limited to the claim that such equity constitutes the property or common property between me and my spouse. I hereby unconditionally and irrevocably waive any right or interest that may be granted to me by any applicable law in respect of such equity. I further acknowledge that Xu Naihan does not need my further authorization or consent to perform, further amend or terminate the Restructuring Documents.

I undertake that I will execute all the necessary documents and take all action to ensure the proper performance of the Restructuring Documents (as amended from time to time).

I agree and undertake that if I acquire any equity of the Domestic Company held by Xu Naihan for any reason, I shall be bound by the Restructuring Documents (as amended from time to time), and comply with the obligations under the Restructuring Documents (as amended from time to time) as a shareholder of the Domestic Company, and for this purpose, once requested by the WFOE, I shall execute the written documents in substantially the same form and content as the Restructuring Documents (as amended from time to time).

(No text below)

Letter of Commitment

[Signature page of Spousal Consent below]

Promiser: Liu Wenshan (Spouse of Xu Naihan)

Signature: Liu Wenshan

Letter of Confirmation

I, Lu Xiaoyan (ID card No.: [Redacted]) confirm that I have no spouse as of the date of issuance of this confirmation letter.

/s/ Lu Xiaoyan
Signatory: Lu Xiaoyan

Signing date: September 10, 2018

Letter of Confirmation

I, Li Xue (ID card No.: [Redacted]) confirm that I have no spouse as of the date of issuance of this confirmation letter.

/s/ Li Xue
Signatory: Li Xue

Signing date: August 5, 2018

Letter of Confirmation

I, Gao Qi (ID card No.: [Redacted]) confirm that I have no spouse as of the date of issuance of this confirmation letter.

/s/ Gao Qi
Signatory: Gao Qi

Signing date: September 10, 2018